                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 2, 2009

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                        0-20600                      43-1311101
(State or other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                    Identification
 organization)                                                    Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                63044
(Address of principal executive offices)                         (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On May 7, 2009, the Registrant announced that James W. Betts had retired as a director of the Registrant, effective as of May 2, 2009.

         (c) On May 7, 2009, the Board of Directors of the Registrant appointed Pedro Reynoso as a director of the Registrant effective May 2, 2009. Mr. Reynoso was appointed as a Class II director to fill the vacancy resulting from the retirement of Mr. Betts, and Mr. Reynoso will serve a term expiring at the Registrant's 2010 annual meeting of shareholders.

         A copy of a press release issued by the Registrant on May 7, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01    OTHER EVENTS.

         On May 7, 2009, the Registrant issued a press release announcing that Mr. James W. Betts had retired as a director of the Company and that Mr. Pedro Reynoso had been appointed as a director of the Registration effective as of May 2, 2009. A copy of a press release issued by the Registrant on May 7, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

             See Exhibit Index.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2009

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          ------------------------------------
                                          Zsolt Rumy
                                          Chief Executive Officer

                                 EXHIBIT INDEX

 Exhibit
 Number                           Description
 ------                           -----------

  99.1     Press Release, dated May 7, 2009